Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Accounting Policies [Abstract]
Going Concern

Going concern

In accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Update, or ASU, 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40), the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has historically been loss making and anticipates that it will continue to incur losses for the foreseeable future and had an accumulated deficit of $190.3 million as of December 31, 2022. The Company has funded these losses principally through the issuance of ordinary and preferred shares. The Company expects to continue to incur operating losses and negative cash outflows until such time as it generates a level of revenue that is sufficient to support its cost structure.

The spread of COVID-19 has impacted the global economy and has impacted the Company’s operations, including the interruption of preclinical and clinical trial activities and potential interruption to supply chains. The Company has maintained operations at its GMP manufacturing and research and development sites through 2021 to date. The Company continues to assess the impact COVID-19 may have on its ability to advance the development of drug candidates or to raise financing to support the development of drug candidates, but no assurances can be given that this analysis will enable it to avoid part or all of any impact from the spread of COVID-19 or its consequences, including downturns in business sentiment generally or in its sector in particular.

Geopolitical events, including the ongoing conflict between Russia and Ukraine, have created global economic uncertainty. This has led to significant increases in commodity prices, energy and fuel prices, credit and capital market instability and supply chain interruptions which have led to increasing inflation. This may in turn adversely impact the Company’s ability to deliver its goals.

As of December 31, 2022, the Company had cash and cash equivalents of $173.3 million. The Directors have reviewed the financial projections of the Company for the 12 months subsequent to the date of issuance of these financial statements including consideration of severe but plausible scenarios that may affect the Company in that period. These show that the Company will be able to pay (or otherwise discharge) its debts as they fall due immediately following the date of signing of this Balance Sheet and for the period considered by the forecast.

Accordingly, the financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and settlement of liabilities and commitments as they fall due in the ordinary course of business for at least 12 months from the date of issuance of the financial statements.

Basis of Presentation

Basis of presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America or U.S. GAAP and are presented in U.S. dollars. All significant inter–company accounts and transactions between the Company and its subsidiaries have been eliminated upon consolidation.

Use of Estimates

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Estimates and assumptions reflected in these financial statements include, but are not limited to, the accrual for research and development expenses, the fair value of share options granted and incremental borrowing rate for leases. Estimates are periodically reviewed in light of changes in circumstances, facts and experience. Changes in estimates are recorded in the period in which they become known. Actual results could differ materially from those estimates.

Segment Information

Segment information

Operating segments are defined as components of an enterprise about which separate discrete information is available for evaluation by the chief operating decision maker in deciding how to allocate resources and assess performance. The Company operates in a single segment, focusing on researching, developing and commercializing potentially novel cancer immunotherapies targeting clonal neoantigens. Consistent with its operational structure, its chief operating decision maker, the Company’s chief executive officer, views and manages the Company’s operations and manages its business as a single operating segment. The majority of long-lived assets of the Company reside in the UK.

Foreign Currency Translation

Foreign currency translation

The functional currency of the Company is pound sterling which is its local currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Non-monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the date of the transaction. Exchange gains or losses arising from foreign currency transactions are included in other income/expense, net in the Consolidated statement of operations and comprehensive loss. The Company recorded foreign exchange gains of $3.8 million, $2.5 million and $0.4 million for the years ended December 31, 2022, 2021 and 2020, respectively.

For financial reporting purposes, the financial statements of the Company have been presented in the U.S. dollar, the reporting currency. The financial statements of entities are translated from their functional currency into the reporting currency as follows: assets and liabilities are translated at the exchange rates at the balance sheet dates, revenue and expenses are translated at the average exchange rates and shareholders’ equity is translated based on historical exchange rates. Translation adjustments are not included in determining net loss but are included as a foreign exchange adjustment to accumulated other comprehensive (loss)/income, a component of shareholders’ equity.

Cash and Cash Equivalents

Cash and cash equivalents

The Company considers all highly liquid investments that have maturities of three months or less when acquired to be cash equivalents. In connection with a lease, the Company maintains a required minimum balance, currently less than $0.1 million in connection with a letter of credit issued for the benefit of the landlord for its commercial facility used as a security deposit for the lease. The total amount is classified as Restricted Cash and has been classified as a non-current asset in the Consolidated Balance Sheets.

Fair Value of Financial Instruments

Fair value of financial instruments

The carrying values of the Company’s cash and cash equivalents, prepaid expenses and other current assets, accounts payable, and certain accruals approximate their fair value due to their short-term nature. The Company has a money-market fund that is measured under the fair value hierarchy as Level 1 as there are quoted prices in active markets for identical assets. See Note 3, Fair Value of Financial Instruments.

Concentrations of Credit Risk and Off-Balance Sheet Risk

Concentrations of credit risk and off-balance sheet risk

Financial instruments that subject the Company to credit risk consist solely of cash and cash equivalents. The Company maintains cash balances in excess of amounts insured by the UK Government Financial Services Compensation Scheme in the United Kingdom. The Company has no significant off-balance-sheet risk or concentration of credit risk, such as foreign exchange contracts, options contracts, or other foreign hedging arrangements.

Property and Equipment

Property and equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the respective assets, which are as follows:

Estimated useful life
Lab equipment	5 years
Fixture and fittings	5 years
Office equipment and computers	3 years
Leasehold improvements	Shorter of useful life or remaining lease term

Upon retirement or sale, the cost of assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the statement of operations and other comprehensive loss. Expenditures for repairs and maintenance are charged to expense as incurred. Assets under construction are not depreciated until the asset is available and ready for use.

Impairment loss

Impairment loss

The Company evaluates assets for potential impairment when events or changes in circumstances indicate the carrying value of the assets may not be recoverable. Recoverability is measured by comparing the book values of the assets to the expected future net undiscounted cash flows that the assets are expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the book values of the assets exceed their fair value. For the year ended December 31, 2022, the Company recognized an impairment loss of $6.7 million in assets under construction primarily related to costs associated with the detailed design of a flexible GMP modular facility in west London. Due to challenging economic and market conditions, the Company has mothballed the construction of the facility and project. In addition, the Company recognized an impairment loss of $0.5 million related to discontinued software implementation costs in the year ended December 31, 2022. The Company recognized an impairment loss of $0.1 million in the year ended December 31, 2021 and did not recognize any impairment losses in the year ended December 31, 2020. These impairment losses were recorded within research and development in the Company's Consolidated Statements of Operations and Comprehensive Loss.

Research and Development Costs

Research and development costs

Research and development costs are expensed as incurred. Research and development expenses consist of costs incurred in performing research and development activities, including salaries, non-cash share-based compensation and benefits, depreciation expense, travel, third-party license fees, and external costs of outside vendors engaged to conduct clinical development activities, clinical trials, cost to manufacture clinical trial materials and net of tax credits associated with research and development activities.

Research Contract Costs and Accruals

Research contract costs and accruals

The Company has entered into various research and development-related contracts with research institutions and other companies. These agreements are generally cancelable, and related payments are recorded as research and development expenses as incurred. Accruals for research and development expenses typically include fees paid to vendors in conjunction with preclinical development activities, CROs and investigative sites in connection with preclinical and clinical activities and costs to manufacture clinical trial materials in connection with the manufacturing of drug formulations for use in preclinical and clinical activities. When estimating accruals for research and development expenses as of each balance sheet date, the Company analyzes progress of the preclinical activities or clinical trials, including the phase or completion of services performed relative to invoices received and contracted costs. Actual results could differ from the Company’s estimates. The Company’s historical accrual estimates of research and development expenses have not been materially different from the actual costs.

Asset Retirement and Environmental Obligations

Asset Retirement and Environmental Obligations

Pursuant to ASC 410, Asset Retirement and Environmental Obligations, an asset retirement obligation (“ARO” or “AROs”) is recorded when there is a legal obligation associated with the retirement of a tangible long-lived asset and the fair value of the liability can reasonably be estimated. Upon initial recognition, AROs are recorded as a liability at their estimated present value, with an offsetting increase to the carrying amount of the long-lived asset. Over time, the liabilities are accreted for the change in their present value through charges to operations costs. If the fair value of the estimated ARO changes, an adjustment is recorded to both the ARO and the asset retirement cost. Revisions in estimated liabilities can result from revisions of estimated inflation rates, escalating retirement costs, and changes in the estimated timing of settling ARO liabilities.

Total ARO consists of amounts for decommissioning and restoration of rented facilities to be performed in the future. The Company computes the liability for AROs based on assumptions from third-party estimates of the total restoration costs, adjusted for inflation. These values are discounted to present value using our credit adjusted incremental borrowing rate of the related rental facility and recorded ARO in other long-term liabilities. Periodic accretion of the discount on the ARO is recorded as part of accretion expense.

Share-Based Compensation

Share-based compensation

The Company recognizes compensation expense for equity awards based on the grant date fair value of the award, which may include share options and restricted ordinary shares. For equity awards that vest based on a service condition, the share-based compensation expense is recognized on a straight-line basis over the requisite service period. The Company accounts for forfeitures as they occur. For equity awards with performance conditions, the Company recognizes share-based compensation expense using a straight-line basis over the requisite service commitments period when the achievement of a performance-based milestone is probable, based on the relative satisfaction of the performance condition as of the reporting date. The Company uses the fair value of its ordinary shares to determine the fair value of Employee Shares, C ordinary shares and K ordinary shares awarded to employees and directors.

Stock-based awards granted to nonemployees are accounted for in the same manner as awards granted to employees and directors as described above. The adoption of this new guidance did not have a material impact on the Company’s financial statements.

There have been no performance conditions attached to the share options granted by the Company to date. The fair value of each share option grant is estimated on the date of grant using the Black-Scholes option pricing model. See Note 8, “Share-based compensation,” for the Company’s assumptions used in connection with option grants made during the periods covered by these consolidated financial statements. Assumptions used in the option pricing model include the following:

Expected volatility. As Achilles became a listed, public company in April 2021, the Company has limited company-specific historical and implied volatility information for its ordinary shares. Therefore, it estimates its expected share volatility based on the historical volatility of publicly traded peer companies and expects to continue to do so until such time as it has adequate historical data regarding the volatility of its own traded share price.

Expected term. The expected term of the Company’s share options has been determined utilizing the “simplified” method for awards that qualify as “plain-vanilla” options as there is a limited trading history of our ordinary shares.

Risk-free interest rate. The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods that are approximately equal to the expected term of the award.

Expected dividend. Expected dividend yield of zero is based on the fact that the Company has never paid cash dividends on ordinary shares and does not expect to pay any cash dividends in the foreseeable future.

Given the absence of an active market for the Company’s ordinary shares prior to the IPO, the Company estimated the fair value of its ordinary shares with input from an independent third-party valuation specialist firm in accordance with the guidelines in the American Institute of Certified Public Accountants’ Accounting and Valuation Guide, Valuation of Privately-Held-Company Equity Securities Issued as Compensation (the “Practice Aid”). The Company’s valuations of ordinary shares were prepared using either a market approach based on precedent transactions in the ordinary and preferred shares or a market adjusted equity value method to estimate the Company’s total equity value, and using an option-pricing backsolve method (“OPM”) to allocate the equity value to each class of the Company’s securities. In some cases, the Company determined that there were no significant events occurring between a prior valuation date and a subsequent grant. As such, in these cases the Company used the most recent share price valuation as an input to the determination of share-based compensation. After IPO, the fair value of ordinary shares is determined by reference to the closing price of ADSs on the Nasdaq Global Select Market on the date of grant.

The OPM backsolve method derives an equity value such that the value indicated for ordinary shares is consistent with the investment price, and it provides an allocation of this equity value to each of the Company’s securities. The OPM treats the various classes of ordinary shares and preferred shares as call options on the total equity value of a company, with exercise prices based on the value thresholds at which the allocation among the various holders of a company’s securities changes. Under this method, each class of ordinary shares has value only if the funds available for distribution to shareholders exceeded the value of the preferred share liquidation preferences at the time of the liquidity event. Key inputs into the OPM backsolve calculation included the valuation of equity, probability weighted expected time to liquidity and volatility. A reasonable discount for lack of marketability was applied to the total per share value to arrive at an estimate of the total fair value of an ordinary share on a non-marketable basis.

Leases

Leases

Effective January 1, 2019, the Company adopted ASU No. 2016-02, Leases (Topic 842), as amended, using the modified retrospective method and utilizing the effective date as its date of initial application, with prior periods presented in accordance with previous guidance under ASC 840, Leases (“ASC 840”). At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the unique facts and circumstances present in the arrangement. Leases with a term greater than one year are recognized on the balance sheet as right-of-use assets and current and non-current lease liabilities, as applicable. Entities may elect not to separate lease and non-lease components. The Company has elected to account for lease and non-lease components together as a single lease component for all underlying assets and to allocate all the contract consideration to the lease component only. All the Company’s leases are classified as operating leases.

Lease liabilities and their corresponding right-of-use assets are initially recorded based on the present value of lease payments over the expected remaining lease term. Certain adjustments to the right-of-use asset may be required for items such as incentives received. The interest rate implicit in lease contracts has not been readily determinable. As a result, the Company utilizes its incremental borrowing rate to discount lease payments, which reflects the fixed rate at which the Company could borrow on a collateralized basis the amount of the lease payments in the same currency, for a similar term, in a similar economic environment. As the Company does not have a rating agency-based credit rating, quotes were obtained from lenders to establish an estimated secured rate to borrow based on Company and market-based factors as of the respective lease measurement dates. The Company has elected not to recognize leases with an original term of one year or less on the balance sheet. The Company typically only includes the non-cancelable lease term in its assessment of a lease arrangement unless there is an option to extend the lease that is reasonably certain of exercise. Prospectively, the Company will adjust the right-of-use assets for straight-line rent expense or any incentives received and remeasure the lease liability at the net present value using the same incremental borrowing rate that was in effect as of the lease commencement or transition date.

Operating lease costs are recognized on a straight-line basis over the lease term, and they are categorized within research and development and general and administrative expenses in the statement of operations. The operating lease cash flows are categorized under net cash used in operating activities in the statement of cash flows.

Income Taxes

Income taxes

The Company accounts for income taxes using the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the financial statements or in its tax returns. Deferred tax assets and liabilities are determined on the basis of the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Changes in deferred tax assets and liabilities are recorded in the provision for income taxes. The Company assesses the likelihood that deferred tax assets will be recovered in the future and to the extent management believes, based upon the weight of available evidence, that it is more likely than not that all or a portion of the deferred tax assets will not be realized, a valuation allowance is established through a charge to income tax expense. Potential for recovery of deferred tax assets is evaluated by estimating the future taxable profits expected and considering prudent and feasible tax planning strategies.

The Company uses a two-step approach for recognizing and measuring uncertain tax positions. The first step is to evaluate tax positions taken or expected to be taken in a tax return by assessing whether they are more likely than not sustainable, based solely on their technical merits, upon examination, and including resolution of any related appeals or litigation process. The second step is to measure the associated tax benefit for each position as the largest amount that the Company believes is more likely than not realizable. Differences between the amount of tax benefits taken or expected to be taken in the Company’s income tax returns and the amount of tax benefits recognized in the financial statements represent the Company’s unrecognized income tax benefits, which is either recorded as a liability or reduction of deferred tax assets.

The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying statement of operations. As of December 31, 2022, 2021 and 2020, no accrued interest or penalties have been incurred.

Research and Development Tax Credit

Research and development tax credit

The Company is subject to corporate taxation in the United Kingdom, or UK. Due to the nature of the business, the Company has generated losses since inception. The benefit from research and development (“R&D”) tax credits is recognized in the statements of operations and comprehensive loss as a reduction of research and development costs and represents the sum of the research and development tax credits recoverable in the UK.

The UK research and development tax credit is fully refundable to the Company and is not dependent on current or future taxable income. As a result, the Company has recorded the entire benefit from the UK research and development tax credit as a benefit which is included in net loss before income tax and accordingly, not reflected as part of the income tax provision. If, in the future, any UK research and development tax credits generated are needed to offset a corporate income tax liability in the UK, that portion would be recorded as a benefit within the income tax provision and any refundable portion not dependent on taxable income would continue to be recorded as a reduction of research and development costs.

As a company that carries out extensive research and development activities, the Company benefits from the UK research and development tax credit regime under the scheme for small or medium-sized enterprises (“SME”). Under the current SME regime, the Company can surrender some of its trading losses that arise from qualifying research and development activities for a cash rebate of up to 33.35% of such qualifying research and development expenditure. Qualifying expenditures largely comprise employment costs for research staff, consumables, outsourced contract research organization costs and utilities costs incurred as part of research projects. Under changes to the SME regime announced by the UK Government, the cash rebate is expected to reduce from April 2023 to up to 18.6% of qualifying research and development expenditure, which (if we continue to qualify as a SME) would represent a significant reduction in cash rebates from the United Kingdom Government for 2023 and future years. Certain subcontracted qualifying research and development expenditures are eligible for a cash rebate of up to 21.67%. However, further changes to the SME regime taking effect from April 2023 introduce restrictions on relief that may be claimed for expenditure on sub-contracted R&D activity, broadly requiring either that workers carrying on such activity are subject to UK PAYE or, where work is undertaken outside the UK, that this must be due to geographical, environmental or social conditions not replicable in the UK. These restrictions may impact the quantum of R&D relief that we are able to claim in the future. A large portion of costs relating to research and development, clinical trials and manufacturing activities are eligible for inclusion within these tax credit cash rebate claims.

The Company may not be able to continue to claim research and development tax credits under the SME regime in the future because it may no longer qualify as a small or medium-sized company. In addition, as noted above, the benefits offered by the SME regime are to be reduced from April 2023 and may be subject to further reduction (or even withdrawal) in future, which could have a material impact on future cash rebates that we may be eligible to claim, when compared to those we have benefited from in prior years. Furthermore, the UK Government is currently consulting on the potential replacement of the R&D tax credit regime with a new regime, which may, inter alia, change the present treatment of sub-contracted R&D work and introduce different thresholds and caps on expenditure and relief. If enacted, the new program would be expected to have effect for expenditure incurred from April 2024 onwards, and could have a material impact on the quantum of R&D relief that we are eligible to claim.

Unsurrendered UK losses may be carried forward indefinitely to be offset against future taxable profits, subject to numerous utilization criteria and restrictions. The amount that can be offset each year is limited to £5.0 million plus an incremental 50% of UK taxable profits.

The Company recognizes research and development tax credit reimbursements under 'Research and Development' in the Consolidated Statements of Operations and Comprehensive Loss.

R&D tax credits of $15.6 million, $10.7 million and $5.8 million were recorded for the years ended December 31, 2022, 2021 and 2020, respectively. The income from R&D tax credits was recorded within research and development in the Company's Consolidated Statements of Operations and Comprehensive Loss.

Comprehensive Income (Loss)

Comprehensive income (loss)

Comprehensive income (loss) includes net loss as well as other changes in shareholders’ equity that result from transactions and economic events other than those with shareholders.

Net Loss Per Share

Net loss per share

The Company has reported losses since inception and has computed basic net loss per share attributable to ordinary shareholders by dividing net loss attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding for the period, without consideration for potentially dilutive securities. For purpose of this calculation, unvested Employee Shares and convertible preferred shares are considered potential dilutive ordinary shares. The Company computes diluted net loss per ordinary share after giving consideration to all potentially dilutive ordinary shares, including unvested Employee Shares and convertible preferred shares, outstanding during the period determined using the treasury-stock and if-converted methods, except where the effect of including such securities would be antidilutive. Because the Company has reported net losses since inception, these potential ordinary shares have been anti-dilutive and basic and diluted loss per share were the same for all periods presented.

Government Grants

Government grants

The Company receives certain government grants that support specific research and development activities. Income in respect of grants also includes contributions towards the costs of research and development. Income is recognized when costs under each grant are incurred in accordance with the terms and conditions of the grant and the collectability of the receivable is reasonably assured. Government grants relating to costs are deferred and recognized in the income statement over the period necessary to match them with the costs they are intended to compensate. The Group recognizes income from government grants under 'Other income—net' in the Company’s consolidated statement of comprehensive loss.

The Company recorded income from government grants of $0.4 million and $0.1 million for the years ended December 31, 2022 and 2021, respectively. The Company did not record any income from government grants for the year ended December 31, 2020. The income from government grants was recorded within other income/(expense) in the Company's Consolidated Statements of Operations and Comprehensive Loss.

Recent Accounting Pronouncements

Recent accounting pronouncements

Recently adopted accounting standards

In November 2021, the FASB issued ASU 2021-10, “Government Assistance – Topic 832 – Disclosures by Business Entities about Government Assistance,” which increases the transparency of government assistance including the disclosure of (1) the types of assistance, (2) an entity’s accounting for the assistance, and (3) the effect of the assistance on an entity’s financial statements. The amendments in this Update require the following annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model by analogy: 1. Information about the nature of the transactions and the related accounting policy used to account for the transactions. 2. The line items on the balance sheet and income statement that are affected by the transactions, and the amounts applicable to each financial statement line item. 3. Significant terms and conditions of the transactions, including commitments and contingencies. ASU 2021-10 is effective for annual periods beginning after December 15, 2021; however, early adoption is permitted. The new guidance was adopted on January 1, 2022 and did not have a material impact on the Company’s financial statements and related disclosures.